EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF ODENZA CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Odenza Corp. for the quarter ended October 31, 2010, the undersigned, William J. O’Neill, President and Chief Executive Officer of Odenza Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended October 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended October 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of Odenza Corp.

Date:  December 15, 2010

/s/ William J. O’Neill
William J. O’Neill
President and Chief Executive Officer,
principal accounting officer, and principal
financial officer